SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 21, 2003

                           OMEGA FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)

         Pennsylvania                   0-13599                25-1420888
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(State or other jurisdiction       (Commission File         (I.R.S. Employee
        of incorporation)               Number)           Identification Number)

                                366 Walker Drive
                             State College, PA 16801
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (814) 231-7680


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                                    Form 8-K

Item 7. Financial Statements and Exhibits

      (a) Not applicable.
      (b) Not applicable.
      (c) Exhibits.
            99.1 Press Release, dated July 21, 2003

Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition.)

      On July 21, 2003, Omega Financial Corporation issued a press release reporting financial results for the second quarter of fiscal year 2003. A copy of the Press Release is being furnished as Exhibit 99.1 to this report and is incorporated into this report by reference.

      Item 12 of Form 8-K, "Results of Operations and Financial Condition," requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, Omega Financial Corporation is furnishing the Press Release required by Item 12 under Item 9 of this report.

      The information being furnished under Item 9 of this report shall not be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


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Signatures:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2003

                                     Omega Financial Corporation

                                     By: /s/  Daniel L. Warfel
                                         -------------------------------------

                                         Name: Daniel L. Warfel
                                         Title:  EVP and Chief Financial Officer